UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 16, 2015

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 16, 2015, STORE Capital Corporation, a Maryland corporation (the “Company”), completed the issuance of $365 million aggregate principal amount of STORE Master Funding Net Lease Mortgage Notes, Series 2015-1, Class A-1 (the “Class A-1 Notes”) and Class A-2 (the “Class A-2 Notes” and collectively with the Class A-1 Notes, the “Notes”), by STORE Master Funding I, LLC (“SMF I”), STORE Master Funding II, LLC (“SMF II”), STORE Master Funding III, LLC (“SMF III”), STORE Master Funding IV, LLC (“SMF IV”), STORE Master Funding V, LLC (“SMF V”), and STORE Master Funding VI, LLC (“SMF VI” and, collectively with SMF I, SMF II, SMF III, SMF IV and SMF V, the “Issuers”).  Each Issuer is a Delaware limited liability company and a wholly-owned, special purpose bankruptcy-remote, indirect subsidiary of the Company.  The Class A-1 Notes and the Class A-2 Notes were rated “A+” (sf) by Standard & Poor’s Rating Services.

The Issuers, the Company and the Initial Purchasers named therein (the “Initial Purchasers”), entered into a note purchase agreement, dated as of April 14, 2015 (the “Purchase Agreement”), pursuant to which the Issuers sold the Notes to the Initial Purchasers.  The Notes were sold to the Initial Purchasers in reliance on certain exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and representations made by the Initial Purchasers under the Purchase Agreement.  The Initial Purchasers sold the Notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act.

The Notes

The Class A-1 Notes were issued in the initial principal amount of $95 million with an anticipated repayment date of approximately seven years (April 2022) and an interest rate of 3.75%.  The Class A-2 Notes were issued in the initial principal amount of $270 million with an anticipated repayment date of approximately ten years (April 2025) and an interest rate of 4.17%.  The Notes have a rated final payment date in April 2045.

The Notes were issued by the Issuers pursuant to the Fourth Amended and Restated Master Indenture dated as of April 16, 2015 (the “Indenture”), among the Issuers and Citibank, N.A. (the “Indenture Trustee”), and are governed by the Series 2015-1 Indenture Supplement to the Indenture, entered into by the Issuers and the Indenture Trustee, as of April 16, 2015 (the “Indenture Supplement”).  From time to time and subject to certain conditions, the Issuers and/or any special purpose, bankruptcy-remote affiliate of the Issuers (each, a “Co-Issuer”) may issue additional series of notes pursuant to the Indenture and any applicable series supplement thereto.  The Notes and any additional series of notes will be payable solely from and secured by a security interest in the assets of the Issuers, together with the assets of any Co-Issuer.

The Issuers, the Company, Midland Loan Services, a division of PNC Bank, National Association (“Midland”), as Back-Up Manager, and the Indenture Trustee, entered into a Fourth Amended and Restated Property Management and Servicing Agreement, dated as of April 16, 2015 (the “Property Management Agreement”).  Under the Property Management Agreement, the Company serves as the property manager (the “Property Manager”) and special servicer (the “Special Servicer”) and is responsible for servicing and administering the assets securing the Notes.  Midland acts as the back-up manager under the Property Management Agreement.

The Issuers are subject to certain restrictive covenants under the Property Management Agreement and the Indenture including with respect to the types of business they may conduct and other customary covenants for a bankruptcy-remote special purpose entity.  The Property Management Agreement and the Indenture permit the Issuers to substitute real estate collateral from time to time for assets securing the Notes subject to certain conditions and limitations.  The Property Management Agreement requires the Property Manager to make reimbursable advances of principal and interest in respect of the Notes and reimbursable servicing advances in respect of the collateral under certain circumstances.

Events of Default and Amortization Events

The Notes are subject to events of default that generally are customary in nature for rated net lease mortgage securitizations of this type, including (a) the non-payment of interest or principal, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events.  The Notes are subject to early amortization events that generally are customary in nature for rated net lease mortgage securitizations of this type, including (i) the average cashflow coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuers to repay any class of notes in full prior to the anticipated repayment date for such class of notes.  The occurrence of an early amortization event or an event of default could result in the early amortization of the Notes and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes.

The foregoing description in this Item 1.01 is only a summary of certain provisions of the transaction described above and is qualified in its entirety by the terms of the Indenture, the Indenture Supplement and the Property Management Agreement.  The Fourth Amended and

Restated Master Indenture, dated as of April 16, 2015, is attached to this Report as Exhibit 4.1.   The Series 2015-1 Indenture Supplement dated as of April 16, 2015, is attached to this Report as Exhibit 4.2.  The Fourth Amended and Restated Property Management and Servicing Agreement, dated as of April 16, 2015, is attached hereto as Exhibit 10.1.  Each of the foregoing documents is incorporated herein by reference.

Use of Proceeds

The Company will use the proceeds from the sale of the Notes to repay debt (including borrowings under its revolving credit facility), to fund acquisition activity and for general corporate purposes.

Item 2.03.                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 above is hereby incorporated by reference to this Item 2.03 as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

4.1

Fourth Amended and Restated Master Indenture dated as of April 16, 2015, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV,  LLC, STORE Master Funding V, LLC and STORE Master Funding VI, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to Net-Lease Mortgage Notes

4.2

Series 2015-1 Indenture Supplement dated as of April 16, 2015, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and STORE Master Funding VI, LLC, each a Delaware limited liability company, and Citibank, N.A., as indenture trustee

10.1

Fourth Amended and Restated Property Management and Servicing Agreement dated as of April 16, 2015, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Mastering Funding IV, LLC, STORE Master Funding V, LLC and STORE Master Funding VI, LLC, each a Delaware limited liability company, collectively as issuers, STORE Capital Corporation, a Maryland corporation, as property manager and special servicer, and Midland Loan Services, Inc., a Delaware corporation, as back-up manager and Citibank, N.A., as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: April 17, 2015
	By:	/s/Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel

EXHIBIT INDEX

Exhibit
No.	Description

4.1

Fourth Amended and Restated Master Indenture dated as of April 16, 2015, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV,  LLC, STORE Master Funding V, LLC and STORE Master Funding VI, LLC, each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to Net-Lease Mortgage Notes

4.2

Series 2015-1 Indenture Supplement dated as of April 16, 2015, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC and STORE Master Funding VI, LLC, each a Delaware limited liability company, and Citibank, N.A

10.1

Fourth Amended and Restated Property Management and Servicing Agreement dated as of April 16, 2015, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Mastering Funding IV, LLC, STORE Master Funding V, LLC and STORE Master Funding VI, LLC, each a Delaware limited liability company, collectively as issuers, STORE Capital Corporation, a Maryland corporation, as property manager and special servicer, and Midland Loan Services, Inc., a Delaware corporation, as back-up manager and Citibank, N.A., as indenture trustee